Exhibit (h)(19)(i)
AMENDED SCHEDULE A
with respect to the
ALLOCATION AGREEMENT – DIRECTORS & OFFICERS LIABILITY
ING EQUITY TRUST
ING Convertible Fund
ING Disciplined LargeCap Fund
ING Equity and Bond Fund
ING Financial Services Fund
ING LargeCap Value Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING MidCap Value Choice Fund
ING MidCap Value Fund
ING Principal Protection Fund
ING Principal Protection Fund II
ING Principal Protection Fund III
ING Principal Protection Fund IV
ING Principal Protection Fund V
ING Principal Protection Fund VI
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Principal Protection Fund X
ING Principal Protection Fund XI
ING Principal Protection Fund XII
ING Principal Protection Fund XIII
ING Principal Protection Fund XIV
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING SmallCap Value Choice Fund
ING SmallCap Value Fund
ING FUNDS TRUST
ING Classic Money Market Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INVESTORS TRUST
ING AIM Mid Cap Growth Portfolio1
ING Alliance Mid Cap Growth Portfolio1
ING American Funds Growth Portfolio
ING American Funds Growth-Income Portfolio
ING American Funds International Portfolio
ING Capital Guardian Large Cap Value Portfolio1
ING Capital Guardian Managed Global Portfolio1
ING Capital Guardian Small/Mid Cap Portfolio1
ING Eagle Asset Capital Appreciation Portfolio1
ING Evergreen Health Sciences Portfolio1
ING Evergreen Omega Portfolio1
ING FMRSM Diversified Mid Cap Portfolio1
ING FMRSM Earnings Growth Portfolio
ING Goldman Sachs TollkeeperSM Portfolio1
ING Hard Assets Portfolio1
ING International Portfolio1
ING Janus Contrarian Portfolio1
ING Jennison Equity Opportunities Portfolio1
ING JPMorgan Emerging Markets Equity Portfolio1
ING JPMorgan Small Cap Equity Portfolio1
ING JPMorgan Value Opportunities Portfolio
ING Julius Baer Foreign Portfolio1
ING Legg Mason Value Portfolio1
ING Limited Maturity Bond Portfolio1
ING Liquid Assets Portfolio1
ING Marsico Growth Portfolio1
ING Marsico International Opportunities Portfolio
ING Mercury Focus Value Portfolio1
ING Mercury Large Cap Growth Portfolio1
ING MFS Mid Cap Growth Portfolio1
ING MFS Total Return Portfolio1
ING MFS Utilities Portfolio
ING Oppenheimer Main Street Portfolio®1

[1]	Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

ING PIMCO Core Bond Portfolio1
ING PIMCO High Yield Portfolio1
ING Pioneer Fund Portfolio1
ING Pioneer Mid Cap Value Portfolio1
ING Salomon Brothers All Cap Portfolio1
ING Salomon Brothers Investors Portfolio1
ING Stock Index Portfolio1
ING T. Rowe Price Capital Appreciation Portfolio1
ING T. Rowe Price Equity Income Portfolio1
ING UBS U.S. Balanced Portfolio1
ING Van Kampen Equity Growth Portfolio1
ING Van Kampen Global Franchise Portfolio1
ING Van Kampen Growth and Income Portfolio1
ING Van Kampen Real Estate Portfolio1
ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund
ING MAYFLOWER TRUST
ING International Value Fund
ING MUTUAL FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Value Choice Fund
ING International Fund
ING International SmallCap Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund
ING PARTNERS, INC.
ING American Century Select Portfolio
ING American Century Small Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity Income Portfolio
ING Fidelity® VIP Growth Portfolio
ING Fidelity® VIP Mid Cap Portfolio
ING Fundamental Research Portfolio
ING Goldman Sachs® Capital Growth Portfolio
ING Goldman Sachs® Core Equity Portfolio
ING JPMorgan Fleming International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING MFS Capital Opportunities Portfolio
ING OpCap Balanced Value Portfolio
ING Oppenheimer Global Portfolio
ING Oppenheimer Strategic Income Portfolio
ING PIMCO Total Return Portfolio
ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Fundamental Value Portfolio
ING Salomon Brothers Investors Value Portfolio
ING Salomon Brothers Large Cap Growth Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING Van Kampen Comstock Portfolio
ING Van Kampen Equity and Income Portfolio
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING GET U.S. Core Portfolio — Series 1
ING GET U.S. Core Portfolio — Series 2
ING GET U.S. Core Portfolio — Series 3
ING GET U.S. Core Portfolio — Series 4
ING GET U.S. Core Portfolio — Series 5
ING GET U.S. Core Portfolio — Series 6
ING GET U.S. Core Portfolio — Series 7
ING GET U.S. Core Portfolio — Series 8
ING GET U.S. Core Portfolio — Series 9
ING GET U.S. Core Select Portfolio — Series 1
ING GET U.S. Core Select Portfolio — Series 2
ING GET U.S. Opportunity Portfolio — Series 1
ING GET U.S. Opportunity Portfolio — Series 2
ING VP Worldwide Growth Portfolio
ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio

[1]	Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

ING VP Disciplined LargeCap Portfolio
ING VP Financial Services Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP LargeCap Growth Portfolio
ING VP MagnaCap Portfolio
ING VP MidCap Opportunities Portfolio
ING VP Real Estate Portfolio
ING VP SmallCap Opportunities Portfolio
ING VP EMERGING MARKETS FUND, INC.
ING VP NATURAL RESOURCES TRUST
USLICO SERIES FUND
The Asset Allocation Portfolio
The Bond Portfolio
The Money Market Portfolio
The Stock Portfolio

[1]	Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

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